                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                   FORM 8-K/A

               CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                      THE SECURITIES EXCHANGE ACT OF 1934



Date of report (Date of earliest event reported): September 5, 1996

                           STRUTHERS INDUSTRIES, INC.
--------------------------------------------------------------------------------
             (Exact Name of Registrant as Specified in Its Charter)


       Delaware                       0-2707                     73074655
--------------------------------------------------------------------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
    of Incorporation)               File Number)             Identification No.)




1875 Century Park East, Suite 200, Los Angeles, CA                     90067
--------------------------------------------------------------------------------
  (Address of principal executive offices)                            (Zip Code)


Registrant's telephone number, including area code            (310) 557-1875
                                                   -----------------------------


 Struthers Oil & Gas Corp., 601 Oneok Plaza, 100 Fifth Street, Tulsa, OK 74103
--------------------------------------------------------------------------------
         (Former name or former address, if changed since last report.)

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

        (a) Financial statements of business acquired.
                Attached are the restated financial statements of World Interactive Network, Inc. and subsidiaries for the year ended December 31, 1995.

        (b) Proforma financial information.
                Also attached is revised proforma financial information adjusted as a result of the restated World Interactive Network, Inc.'s financial statements as of December 31, 1995.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                        STRUTHERS INDUSTRIES, INC.


                                        By: /s/ Richard Wade
                                            --------------------------------
                                                Richard Wade, Vice President


Dated: February 28, 1997

                                  WINCOM CORP.
    (PREVIOUSLY WORLD INTEGRATED NETWORK OF COMPANIES, INC.) AND SUBSIDIARIES
                          (A DEVELOPMENT STAGE COMPANY)


                                    CONTENTS

                                                                                                    PAGE
Independent auditors' report....................................................................     F-2
Audited financial statements for the years ended
    December 31, 1994 and 1995
    Balance sheet...............................................................................     F-3
    Statement of operations.....................................................................     F-5
    Statement of stockholders' equity...........................................................     F-6
    Statement of cash flows.....................................................................     F-7
    Notes to financial statements...............................................................    F-10
Unaudited financial statements
    Balance sheet at June 30, 1996 (unaudited).................................................     F-27
    Statement of operation for six months ended June 30, 1995 and 1996 (unaudited).............     F-29
    Statement of changes in stockholders' equity for the period January 1, 1996 through
       June 30, 1996 (unaudited)...............................................................     F-30
    Statement of cash flows for the six months ended
       June 30, 1995 and 1996 (unaudited)......................................................     F-34
    Notes to financial statements..............................................................     F-37

INDEPENDENT AUDITORS' REPORT

To the Board of Directors and Stockholders of World Interactive Network, Inc.

We have audited the accompanying balance sheet of World Interactive Network, Inc. and Subsidiaries (a development stage company) as of December 31, 1995, and the related statements of operations, stockholders' equity, and cash flows for the year ended December 31, 1995 and for the period from inception (June 9, 1993) to December 31, 1995. These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audit.


We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.


In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of World Interactive Network, Inc. and Subsidiaries as of December 31, 1995, and the results of its operations and its cash flows for the year ended December 31, 1995 and for the period from inception (June 9, 1993) to December 31, 1995 in conformity with generally accepted accounting principles.


The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. As discussed in Note 14 to the financial statements, the Company has agreed to sell substantially all of its assets to a public company in exchange for ninety-five percent of the public company's common stock. The majority of the Company's asset acquisitions are contingent upon the closing of that sale. Should the sale not close, those transactions could be rescinded, the assets returned to the seller and the Company's stock canceled; yet the Company could still be subject to significant liabilities. These conditions raise substantial doubt about its ability to continue as a going concern. Management's plans regarding those matters also are described in Note 14. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.



February 9, 1996, except for Notes 14 and
  15, which are as of March 15, 1996 and except for Note 17, which is as of September 6, 1996

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

                                                                                     Pro Forma
                                                              Historical           (see Note 17)
December 31,                                                     1995                   1995
-------------------------------------------------------------------------------------------------
ASSETS

CURRENT ASSETS
  Cash                                                       $   330,767           $    330,767
  Inventory (Note 3)                                             438,654                438,654
  Prepaid expenses (Note 2)                                      656,689                656,689
  Loans receivable                                                 6,175                  6,175
-------------------------------------------------------------------------------------------------
Total current assets                                           1,432,285              1,432,285
-------------------------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, net (Note 7)                             206,831                206,831
-------------------------------------------------------------------------------------------------
OTHER ASSETS
  Broadcast licenses (Note 17)                                         -             79,048,589
  Contract for broadcast equipment build out (Note 17)                 -              4,600,080
  Real estate held for investment (Notes 16 and 17)            4,349,762             28,431,335
  Annuities (Note 4)                                           6,643,427              6,643,427
  Investment in unconsolidated related company (Note 6)          615,973                615,973
  Other licenses (Note 9)                                        232,497                232,497
  Trust deed receivable                                           49,151                 49,151
  Loans receivable from related company                           13,850                 13,850
  Intellectual property rights (Note 8)                                -                      -
-------------------------------------------------------------------------------------------------
Total other assets                                            11,904,660            119,634,902
-------------------------------------------------------------------------------------------------
                                                             $13,543,776           $121,274,018
-------------------------------------------------------------------------------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

                                                                                 Pro Forma
                                                         Historical            (see Note 17)
December 31,                                                1995                    1995
--------------------------------------------------------------------------------------------
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                      $ 1,080,444           $  1,080,444
  Accrued commissions                                     1,328,024              1,328,024
  Accrued officer compensation                               93,742                 93,742
  Payroll taxes                                             469,002                469,002
  Accrued interest                                          134,503                468,814
  Loans from related parties                                  8,500                  8,500
  Debentures payable (Note 10)                              115,300                115,300
  Demand loans payable (Note 10)                            562,215                562,215
  Contract obligation (Note 17)                                   -             12,500,000
--------------------------------------------------------------------------------------------
Total current liabilities                                 3,791,730             16,626,041
--------------------------------------------------------------------------------------------
LONG-TERM LIABILITIES
  Installment obligations to FCC (Note 17)                        -             16,457,650
--------------------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES (Notes 12 and 15)
--------------------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (Notes 11 and 17)
  Common stock                                               55,342                 55,342
  Additional paid-in capital                                699,690                699,690
  Preferred stock
    Series "A"                                           10,834,089             10,834,089
    Series "B"                                           13,389,007             19,989,032
    Series "C"                                           15,018,868             93,967,500
  Shares issued for future obligations                   (4,529,639)            (4,529,639)
  Shares issued to entities with a major
    investment in the Company's stock (Note 5)          (10,892,992)           (10,892,992)
  Deficit accumulated during development stage          (14,822,319)           (21,932,695)
--------------------------------------------------------------------------------------------
Total stockholders' equity                                9,752,046             88,190,327
--------------------------------------------------------------------------------------------
                                                        $13,543,776           $121,274,018
--------------------------------------------------------------------------------------------

       See independent auditors' report and notes to financial statements.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                        STATEMENTS OF OPERATIONS

                                                                                                   From Inception
                                                         Year Ended           Year Ended         (June 9, 1993) to
                                                         December 31,         December 31,          December 31,
                                                           1995                  1994                 1995
-------------------------------------------------------------------------------------------------------------------
REVENUES                                                 $     11,530           $        -           $     11,530
-------------------------------------------------------------------------------------------------------------------
GENERAL AND ADMINISTRATIVE
  Compensation and related                                  1,314,721              358,765              1,762,938
  Management fee                                                    -                    -                610,000
  Consulting and contract labor                             2,337,618              564,667              3,027,269
  Financing commissions                                     2,150,939                    -              2,150,939
  General operating                                         1,175,144              279,469              1,472,070
  Lodging, meals and entertainment                            721,029              212,965              1,039,097
  Office occupancy                                            134,923              211,100                390,980
  Real estate operations                                      420,570                    -                420,570
  Research and development                                    161,141                    -                161,141
  Reserve on real estate held for
    investment (Note 5)                                     1,223,935                    -              1,223,935
-------------------------------------------------------------------------------------------------------------------
Total general and administrative                            9,640,020            1,626,966             12,258,939
-------------------------------------------------------------------------------------------------------------------
LOSS FROM OPERATIONS                                       (9,628,490)          (1,626,966)           (12,247,409)
-------------------------------------------------------------------------------------------------------------------
OTHER INCOME (EXPENSE)
  Interest income                                             143,427                    -                143,427
  Other deductions                                            (23,641)          (2,509,339)            (2,542,080)
  Interest expense                                           (160,770)             (15,487)              (176,257)
-------------------------------------------------------------------------------------------------------------------
Total other income (expense)                                  (40,984)          (2,524,826)            (2,574,910)
-------------------------------------------------------------------------------------------------------------------
NET LOSS                                                 $ (9,669,474)          $4,151,792           $(14,822,319)
-------------------------------------------------------------------------------------------------------------------

       See independent auditors' report and notes to financial statements.

                                                                Common Stock        Paid-In                    Series "A"
                                                  Shares          Amount            Capital               Shares        Amount
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                                  --      $         --      $         --                --     $         --

Issued common stock for expenses paid by
  sole shareholder and related parties              10,000               100           609,900                --               --

Net loss from inception (June 9, 1993) to
  December 31, 1993                                     --                --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1993                       10,000               100           609,900                --               --

Common stock issued in exchange for:
  License                                        5,990,000            59,900           (59,900)               --               --
  Debt                                              50,000               500           139,360                --               --

Preferred stock issued in exchange for:
  Debentures                                            --                --                --            25,675          428,000
  Related party debt                                    --                --                --           149,970        2,500,000

Sold preferred stock                                    --                --                --            63,170        1,052,982

Net loss for year                                       --                --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1994                    6,050,000            60,500           689,360           238,815        3,980,982

Reduced common stock par value from $.01
  to $.001 per share                                    --           (39,580)           39,580                --               --

Common stock issued in exchange for:
  Services and security                          4,672,000             4,672               500                --               --
  LNN Communications                            29,750,000            29,750           (29,750)               --               --
  Earl S. Kim                                      625,000               625        12,499,375                --               --

Common stock redeemed:
  Earl S. Kim                                     (625,000)             (625)      (12,499,375)               --               --

Sold preferred stock                                    --                --                --           182,692        2,927,788

Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock                   --                --                --            59,988        1,000,000
  Acquisition of assets                                 --                --                --            39,593          660,015
  Payment of expenses                                   --                --                --            24,746          412,516
  Future obligations                                    --                --                --           111,145        1,852,788

Net loss for year                                       --                --                --                --               --
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995                   55,341,992      $     55,342      $    699,690           656,979     $ 10,834,089
------------------------------------------------------------------------------------------------------------------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                              FROM INCEPTION (JUNE 9, 1993) TO DECEMBER 31, 1995

                                              Preferred Stock
                                           -----------------------------------------
                                                 Series "B"           Series "C"
                                           ---------------------   -----------------       Other       Accumulated
                                            Shares      Amount      Shares   Amount        Items         Deficit         Total
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                          --  $        --       --  $        --  $         --   $         --   $         --

Issued common stock for expenses paid by
  sole shareholder and related parties          --           --       --           --            --             --        610,000

Net loss from inception (June 9, 1993) to
  December 31, 1993                             --           --       --           --            --     (1,001,053)    (1,001,053)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1993                   --           --       --           --            --     (1,001,053)      (391,053)

Common stock issued in exchange for:
  License                                       --           --       --           --            --             --             --
  Debt                                          --           --       --           --            --             --        139,860

Preferred stock issued in exchange for:
  Debentures                                    --           --       --           --            --             --        428,000
  Related party debt                            --           --       --           --            --             --      2,500,000

Sold preferred stock                            --           --       --           --            --             --      1,052,982

Net loss for year                               --           --       --           --            --     (4,151,792)    (4,151,792)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1994                   --           --       --           --            --     (5,152,845)      (422,003)

Reduced common stock par value from $.01
  to $.001 per share                            --           --       --           --            --             --             --

Common stock issued in exchange for:
  Services and security                         --           --       --           --          (284)            --          4,888
  LNN Communications                            --           --       --           --            --             --             --
  Earl S. Kim                                   --           --       --           --            --             --     12,500,000

Common stock redeemed:
  Earl S. Kim                                   --           --       --           --            --             --    (12,500,000)

Sold preferred stock                            --           --    8,409      140,179            --             --      3,067,967

Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock      263,527    4,392,992  329,934    5,500,000   (10,892,992)            --             --
  Acquisition of assets                    444,557    7,410,748  369,781    6,164,237            --             --     14,235,000
  Payment of expenses                       11,110      185,205  116,254    1,937,947            --             --      2,535,668
  Future obligations                        83,987    1,400,062   76,575    1,276,505    (4,259,355)            --             --

Net loss for year                               --           --       --           --            --     (9,669,474)    (9,669,474)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995              803,181  $13,389,007  900,953  $15,018,868  $(15,422,631)  $(14,822,319)  $  9,752,046
------------------------------------------------------------------------------------------------------------------------------------

             See independent auditors' report and notes to financial statements.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                        STATEMENTS OF CASH FLOWS

                                                                                                  From Inception
                                                         Year Ended           Year Ended            (June 9, 1993) to
                                                         December 31,         December 31,          December 31,
                                                           1995                 1994                  1995
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                               $ (9,669,474)        $ (4,151,792)         $ (14,822,319)
  Items not affecting cash:
    Depreciation                                               53,166                    -                 53,166
    Amortization of annuity discount                         (143,427)                   -               (143,427)
    Expenditures paid by sole shareholder
      and related parties                                           -                    -                610,000
    Loss on exchange of preferred shares                            -            2,500,000              2,500,000
    Expenses paid with issuance of stock                    2,570,557                    -              2,570,557
    Reserve on real estate held for investment              1,223,935                    -              1,223,935
  Decrease (increase) in assets:
    Prepaid expenses                                           28,341             (135,000)              (106,659)
  Increase (decrease) in liabilities:
    Accounts payable                                          734,263              314,877              1,080,444
    Accrued expenses                                        1,556,269                    -              1,556,269
    Payroll taxes payable                                     469,002                    -                469,002
-------------------------------------------------------------------------------------------------------------------
Net cash used in operating activities                      (3,177,368)          (1,471,915)            (5,009,032)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Net cash used for purchase of equipment                     (15,000)                   -                (15,000)
-------------------------------------------------------------------------------------------------------------------
Net cash used in investing activities                         (15,000)                   -                (15,000)
-------------------------------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  Repay bank overdraft                                        (57,677)                   -                      -
  Sale of debentures payable                                        -              465,000                543,300
  Proceeds from notes payable                                 562,215                    -                562,215
  Net loans from (to) affiliated companies                    (13,850)                   -                (13,850)
  Net loans from (to) others                                  (35,520)              85,160                342,185
  Issuance of preferred stock                               3,067,967              852,982              3,920,949
-------------------------------------------------------------------------------------------------------------------
Net cash from financing activities                          3,523,135            1,403,142              5,354,799
-------------------------------------------------------------------------------------------------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                        STATEMENTS OF CASH FLOWS

                                                                                                   From Inception
                                                         Year Ended           Year Ended         (June 9, 1993) to
                                                         December 31,         December 31,          December 31,
                                                           1995                 1994                  1995
-------------------------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH                                   330,767              (68,773)               330,767

CASH at beginning of year                                           -               11,096                      -
-------------------------------------------------------------------------------------------------------------------
CASH at December 31, 1995                             $       330,767        $     (57,677)       $       330,767
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Interest paid                                       $        26,268        $      15,487        $        41,755
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS:

  Loans paid by issuing preferred stock               $             -        $     200,000        $       200,000
-------------------------------------------------------------------------------------------------------------------
  Fixed assets acquired by issuing preferred stock
    Cost of assets                                    $       259,997        $           -        $       259,997
    Expensed                                                   30,002                    -                 30,002
    Cash paid                                                 (15,000)                   -                (15,000)
-------------------------------------------------------------------------------------------------------------------
  Preferred stock issued                              $       274,999        $           -        $       274,999
-------------------------------------------------------------------------------------------------------------------
  Common stock issued in exchange for:
    Paid-in capital                                   $             -        $           -        $        59,900
    Loans payable                                                   -              139,860                139,860
-------------------------------------------------------------------------------------------------------------------
  Total                                               $             -        $     139,860        $       199,760
-------------------------------------------------------------------------------------------------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                        STATEMENTS OF CASH FLOWS

                                                                                                  From Inception
                                                         Year Ended           Year Ended         (June 9, 1993) to
                                                         December 31,         December 31,          December 31,
                                                           1995                 1994                  1995
-------------------------------------------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS: (Continued)
  Preferred stock issued in exchange for:
    Real estate held for investment                         5,573,697                    -              5,573,697
    Entities with a major investment in
      the Company                                          10,892,992                    -             10,892,992
    Annuities                                               6,500,000                    -              6,500,000
    Investment in unconsolidated related
      company                                                 615,973                    -                615,973
    Property and equipment                                    274,999                    -                274,999
    Future obligations                                      4,529,355                    -              4,957,355
    Inventory                                                 438,654                    -                438,654
    Prepaid expenses                                          550,030                    -                550,030
    Other licenses                                            232,496                    -                232,496
    Trust deed receivable                                      49,151                    -                 49,151
    Debentures                                                      -              428,000                428,000
-------------------------------------------------------------------------------------------------------------------
  Total                                                  $ 29,657,347           $  428,000           $ 30,513,347
-------------------------------------------------------------------------------------------------------------------

             See independent auditors' report and notes to financial statements.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION AND OPERATIONS

      World Interactive Network, Inc., was incorporated in the State of Delaware on June 9, 1993 and until August 4, 1994 was named LMN Studios, Inc.

      PRINCIPLES OF CONSOLIDATION

      The consolidated financial statements include the accounts of the Company and the following wholly-owned subsidiaries:

           Bayshore Interactive Partners                               Mager, Inc.
           The Bjorklund Corporation                                   P. Kouri Corp
           Capital Hills Development Corporation                       P.A.W. Inc.
           Capital Hills Holding                                       Shaker IVDS Partners, Inc.
           D. Huebsch Corp.                                            V.W.Y. Thermal, Inc.
           Interactive Innovations Corp.                               WCI Partners, Inc.
           L.C.I. Investments, Inc.                                    Westborn Development
           LNN Intellectual Properties

      The consolidated subsidiaries hold ownership of real estate and broadcast licenses pending the close of the proposed asset sale described in Note
      14. They are not actively engaged in business. All significant intercompany transactions and balances have been eliminated in consolidation.

      NATURE OF OPERATIONS

      The Company is currently in the development stage of operations concentrating its efforts on raising capital, product research and development, marketing its services, seeking acquisitions, and acquiring the necessary assets to begin business operations.

      The Company has acquired most of its assets by issuing its preferred stock in acquisitions which are contingent upon the close of an agreement to sell substantially all of the Company's assets as described in Note 14. Should that transaction not close, those transactions could reverse, canceling the preferred stock and returning the assets.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      MEDIA LINE OF BUSINESS

      The Company intends to create, develop, finance and produce "new media" entertainment, home shopping and interactive television programming to be aired over a new network to bear the call letters "WIN". "New media" is the business of providing audio, video and graphical content for cable, broadcast, CD-Rom and on-line services for entertainment, information, merchandising, advertizing and educational services. The Company is acquiring FCC Low Power Television (LPTV) and Multiple Multi-Point Distribution Services (MMDS) licenses related to future programming distribution.

      COMMUNICATIONS LINE OF BUSINESS

      The Company is acquiring FCC Interactive Video and Data Services (IVDS) licenses to offer services with utility based applications, cable television applications and direct broadcast satellite applications.

      REAL ESTATE

      The Company has invested in California real estate, as a capital reserve, with the intent of either disposing of the properties or using the properties as collateral for investment capital to fund future operations.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of the revenues and expenses during the period. Actual results could differ from those estimates.

      INVENTORY

      Inventory is valued using the first-in, first-out (FIFO), lower of cost or market method.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      LICENSES


      FCC licenses are amortized using the straight-line method over the original license term beginning when they are placed in service.


      FURNITURE AND EQUIPMENT


      Furniture and equipment is stated at cost, depreciation is computed using straight-line methods of depreciation over the estimated useful lives of the assets which range from three to seven years.

      INVESTMENTS IN UNCONSOLIDATED RELATED COMPANIES


      The Company records its investment in a real estate limited liability company at cost, adjusted for the Company's proportionate share of its undistributed earnings or losses (equity method). The Company's investment in Innovative Marketing Ventures, Inc. and Command Performance Network, Inc. have been recorded, at cost, as an offset to stockholder's equity because those companies' major assets are World Interactive Network, Inc. preferred stock.

      INTANGIBLES


      All intangibles are amortized using the straight-line method and are continually evaluated by management based upon the estimated discounted cash flow expected from the intangible to determine if its carrying value will be realized.

      FINANCIAL INSTRUMENTS AND CREDIT RISK


      The Company is currently dependent on its ability to raise and maintain capital. It is entering a media and technology based development stage market and will be subject to a competitive industry throughout the United States.


      In addition, the Company is a party to financial instruments, which include marketable securities, investment in and loans to/from related companies, a trust deed, and an annuity in an unrated insurance company. Those instruments involve, to varying degrees, elements of credit risk. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument is represented by the amount recognized on the financial statement. The Company does not have a policy of requiring collateral to support financial instruments subject to credit risk.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)


      INCOME TAXES


      The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Deferred income taxes are provided on timing differences between financial statement and income tax reporting. The Company's temporary differences are due to capitalization and amortization of start-up costs, net operating losses and depreciation of fixed assets.


      CASH


      Consists of demand deposit accounts only.

2.    PREPAID EXPENSES


      Prepaid expense consists of the following amounts at December 31, 1995:

                                                                                                           Amount
-------------------------------------------------------------------------------------------------------------------
      Printing expense                                                                                  $ 250,000
      Rental expense                                                                                      166,667
      Officer's and director's insurance                                                                  127,500
      Consulting retainer                                                                                 112,522
-------------------------------------------------------------------------------------------------------------------
                                                                                                        $ 656,689
-------------------------------------------------------------------------------------------------------------------


3.    INVENTORY

      The Company has acquired certain artwork and commemorative collectors' edition books to be marketed through the Company's planned home shopping programming. The artwork was acquired in exchange for issuance of shares of the Company's Cumulative Convertible Preferred Stock. The summary of the acquisitions is as follows:


                                                                       Series of
                                                                       Preferred
              Seller                            Type                     Stock          Shares             Cost
-------------------------------------------------------------------------------------------------------------------
      Energex Corporation             Salvadore Dali Prints               A              3,600          $  60,012
      Len Garon                       Limited Edition Prints              B             12,036            200,640
      Shane International             Commemorative Books                 C             10,678            178,002
                                                                                                        ---------
                                                                                                        $ 438,654
                                                                                                        ---------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

4.    ANNUITIES


      On March 27, 1995, the Company purchased an Annuity from Keyes International Insurance for 389,922 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred Stock valued at $6,500,000. The annuity is due and payable on March 28, 2000 at its maturity value of $7,500,000. Management expects to hold the annuity to maturity and is amortizing the discount over the life of the contract.


      Keyes International Insurance is an offshore insurance company which is presently unrated. No collateral is provided under the annuity contract. Management has estimated that the recoverable value of the annuity is equal to the recorded value. However, it is reasonably possible that the estimated value may change in the near term.

5.    SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK

      The Company has acquired stock of two companies by exchanging shares. As a result of these transactions, those companies have a significant investment in the Company's stock as one of their major assets, the cost has been reflected as an offset to the equity section. The transactions are as follows:

      INNOVATIVE MARKETING VENTURES

      The Company acquired 30% of the outstanding stock of Innovative Marketing Ventures on May 28, 1995 by issuing 200,000 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred Stock valued at $3,334,000. The transaction was accounted for as a purchase.

      Innovative Marketing Ventures manufactures and distributes water boards, snow boards, skateboards and related apparel products. Their total assets as of June 30, 1995 total approximately $4,700,000 and their stockholder's equity is approximately $4,100,000. Included in their assets and equity is $3,334,000 World Interactive Network stock, $360,000 is intangibles and $851,000 is a 5 year maturity annuity.

      COMMAND PERFORMANCE NETWORK (CPN)

      The Company issued 59,988 shares of its Series "A" Cumulative Convertible Preferred Stock and 329,934 shares of its Series "C" Cumulative Convertible Preferred Stock for a total consideration of $6,500,000 in connection with a memorandum of understanding dated June 7, 1995.

      CPN is also a development stage company and is preparing to produce a sports information channel for cable television, satellite broadcast and the internet.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


5. SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK (Continued)

      COMMAND PERFORMANCE NETWORK (CPN) (Continued)

      On November 17, 1995, the Company agreed to accept CPN Series "A" preferred shares that are convertible into two common shares for each preferred share when either (i) CPN is able to liquidate all of the preferred stock it has received from the Company or (ii) the Company redeems for cash its preferred stock for $6.00 per share. In consideration for this change, the Company was relieved of its obligation to provide any additional financing.

      As of July 31, 1995, the assets and stockholders' equity of Command Performance Network, Inc. were comprised primarily of the World Interactive Network, Inc. stock and Command Performance Network, Inc. subscriptions receivable.

6.    INVESTMENT IN UNCONSOLIDATED RELATED COMPANY


      The Company acquired 50 percent ownership in a limited liability company which holds real estate. The other 50 percent member is the manager of the company. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

7.    PROPERTY AND EQUIPMENT

      The property and equipment is comprised as follows:

                                                                                                           Amount
-------------------------------------------------------------------------------------------------------------------
      Vehicles                                                                                          $ 259,997
      Less accumulated depreciation                                                                        53,166
-------------------------------------------------------------------------------------------------------------------
                                                                                                        $ 206,831
-------------------------------------------------------------------------------------------------------------------


8.    INTELLECTUAL PROPERTY RIGHTS


      On April 5, 1994, the Company was granted a non-exclusive right to utilize certain technology referred to as the "Vault" in connection with its specialized interactive television programming. The license is for the full duration of the existence of the licensed technology. The Company issued 5,990,000 shares of common stock to its then sole shareholder to acquire the license.


      On June 30, 1995, the Company acquired the underlying intellectual property rights for the "Vault" technology by issuing 29,750,000 shares of common stock to its majority stockholder to acquire LNN Intellectual Properties, Inc.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

8.    INTELLECTUAL PROPERTY RIGHTS (Continued)

      Generally accepted accounting principles require that the license and the underlying intellectual property rights, referred to above, be valued at the lower of predecessor cost (not including research and development costs) or recoverable value. The shareholder has represented that its cost in the technology was substantially research and development; therefore, generally accepted accounting principles require these assets be recorded at zero.

9.    OTHER LICENSE

      On July 26, 1995, the Company purchased a license from Demand Communications, Inc. to be the sole and exclusive provider of TV generated content pertaining to direct response products and sources, including but not limited to television direct response formats and/or promotions which are to be reformatted for Internet Dial-Up (On Line) service, via the "MindWire" Network which license grants WIN-TV the exclusive right to list itself, through a dedicated "WIN" button, on the MindWire Network Navigator. The MindWire Network Navigator is a utility application used to assist end users in navigating MindWire Servers which have volunteered to become part of the MindWire Network. The MindWire Network is a linking of MindWire servers throughout the world via a feature called WIPLINK and the Internet.

      As consideration for the license, the Company agreed to issue 14,997 shares of its Series "C" Cumulative Convertible Preferred Stock valued at $232,497. In addition, the Company will pay a royalty on all promotions advertised on the WIN-TV MindWire. The royalty is approximately 5% of the net sales price.

10.   DEBENTURES AND DEMAND LOANS PAYABLE

      DEBENTURES PAYABLE

      During 1994 and 1993 the Company issued $543,300 12% participating debentures due one year from the issue date. During 1994 $428,000 of these debentures were exchanged for 25,675 Preferred Shares of Series "A" Cumulative Preferred Stock. The remaining debentures are due on demand with interest payable monthly.

      DEMAND LOANS PAYABLE

      The Company has borrowed from various individuals with no stated interest or payment terms, and are due on demand.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

11.   STOCKHOLDERS' EQUITY

      The Company has authorized common and three series of preferred shares as follows:

      COMMON STOCK

      During 1995 the Company increased the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares for purposes of carrying out its business plan and to award certain key officers, directors and consultants equity interests in the Company as partial compensation for services rendered. Of these shares, 4,672,000 were awarded as compensation totaling $5,172. In addition, the Company changed its par value from .01 to .001.

      As of December 31, 1995, the issued and outstanding shares totaled 55,341,992 shares. The Company has reserved 19,500,000 shares of common stock for issuance upon conversion of the Series "A", "B", and "C" preferred shares described below.

      A certificate for an additional 625,000 shares was issued in December 1995 and was immediately contractually redeemed by the Company in an agreement to exchange $12,500,000 in market value of restricted common stock upon the closing of the transaction described in Note 14. The exchange of shares will result in the $12,500,000 becoming minority interest in the consolidated assets.

      PREFERRED "A" STOCK

      On April 4, 1994, the Company authorized 900,000 shares of its $16.67 Series "A" Cumulative Convertible Preferred Stock. There were 656,979 shares issued and outstanding at December 31, 1995. Each Series "A" share is convertible into two common shares. The shares accrue dividends at 10% per year. The Board of Directors has not authorized payment of accrued dividends.

      PREFERRED "B" STOCK

      On March 23, 1995, the Company authorized 1,200,000 shares of its "B" Cumulative Convertible Preferred Stock with an annual dividend of 7.5%. Each share is convertible into one and one-half common shares. As of December 31, 1995, 1,199,103 shares of the Series "B" Preferred Stock was issued and outstanding.

      PREFERRED "C" STOCK

      On June 25, 1995, the Company authorized 6,000,000 shares of its $16.67 Series "C" Cumulative Convertible Preferred Stock bearing an annual dividend yield of 7%. Each share is convertible into two shares of common stock. As of December 31, 1995, the Company had 5,636,924 shares of its Series "C" Preferred Stock issued and outstanding.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

11.   STOCKHOLDERS' EQUITY (Continued)

      CONVERSION FEATURE

      The Series "A", "B" and "C" Cumulative Convertible Preferred Stock shall be convertible at the option of the holder upon the occurrence of an initial public offering of common stock underwritten pursuant to a registration statement filed under the Securities Act of 1933.

      ACCUMULATED PREFERRED DIVIDENDS

      Total accumulated but undeclared dividends are approximately as follows:

                                                                                                           Amount
-------------------------------------------------------------------------------------------------------------------
      Series "A"                                                                                       $  890,939
      Series "B"                                                                                        1,040,836
      Series "C"                                                                                          468,256
-------------------------------------------------------------------------------------------------------------------
                                                                                                       $2,400,031
-------------------------------------------------------------------------------------------------------------------


12.   LEASING ACTIVITIES AND OBLIGATIONS

      The Company has assumed a lease for corporate office space which expires December 31, 1997. Lease payments of $7,576 are due monthly for the term of the lease.

      The Company has also leased a property in Los Angeles to provide lodging, meals and entertainment for visitors doing business with the Company as well as for key Company executives. The lease is for two (2) years and expires on October 17, 1996. Rent payments are $180,000 per year payable annually in advance.

      The Company has leased equipment and automobiles under operating leases with lease periods ranging from two to five years. The monthly payments total $6,060 for the equipment and $5,260 for the automobiles.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

12.   LEASING ACTIVITIES AND OBLIGATIONS (Continued)

      Total rent expense for 1995 totaled $393,452. Future minimum lease payments for the operating leases are as follows:

      Year Ending
      December 31,                                                                                    Amount
-------------------------------------------------------------------------------------------------------------------
        1996                                                                                            $ 223,297
        1997                                                                                              211,561
        1998                                                                                               99,560
        1999                                                                                               72,717
        2000                                                                                               70,654
-------------------------------------------------------------------------------------------------------------------
                                                                                                        $ 677,789
-------------------------------------------------------------------------------------------------------------------

13.   INCOME TAXES

      As of December 31, 1995, the net deferred income tax asset arising because of timing difference from the capitalization and amortization of start-up costs for tax accounting and due to the net operating loss carryforward was approximately $5,000,000. Because it is more likely than not that the deferred tax asset will not be realized, a valuation allowance of an equal amount has been used to offset the recognition in the financial statements.

14.   AGREEMENT TO SELL ASSETS - GOING CONCERN

      On May 25, 1995 (as amended on March 15, 1996), the Company agreed to sell substantially all of its assets to Struthers Industries, Inc. (Struthers) in exchange for approximately ninety-five percent of Struthers' issued and outstanding common stock on a fully diluted basis. The sale has not yet been consummated and is contingent upon a number of matters including; settlement of two class action lawsuits pending against Struthers and three (3) of its directors, stockholder approval, the formation of a liquidating voting trust, the Company's acceptance of Struthers' balance sheet, a 3:1 reverse stock split, regulatory approval and other matters.

      Many of the Company's acquisitions of assets are contingent upon satisfactory consummation of the sale to Struthers. Should the sale not close, those transactions could be rescinded, the assets returned to the seller and the Company's stock returned. This transaction was completed on September 6, 1996, see note 17.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

14.   AGREEMENT TO SELL ASSETS - GOING CONCERN (Continued)

      Because the Company requires the liquidity resulting from the transaction to continue to meet its current obligations and continue with its business plan, this contingency creates an uncertainty about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

      Management has alternative plans to raise the capital needed to continue its development stage activities and believes that most of those who have sold assets contingent upon closing the Struthers transaction would accept an alternative plan on similar terms.

15.   COMMITMENTS AND CONTINGENCIES

      SHARES ISSUED FOR FUTURE OBLIGATIONS

      The Company has issued Series "A", "B" and "C" Cumulative Convertible Preferred Shares to secure payments of amounts due, as a retainer for future services or as a guarantee. Those shares are reflected as outstanding with a corresponding charge to equity until the consideration for the shares is realized.

      The shares issued are summarized as follows:

                                                                                                           Amount
-------------------------------------------------------------------------------------------------------------------
      Guarantee Bond - 59,998 shares of the Company's Cumulative Convertible
        Preferred Stock has been issued as collateral for a one million dollar
        5-year guarantee bond for Innovative Marketing Ventures                                       $ 1,000,000

      Legal Fees - The Company issued 24,000 shares of the Company's Series "A"
        and 6,000 shares of Series "B" Cumulative Convertible Preferred Stock
        as security for legal fees due and payable                                                        500,000

      Retainers - The Company issued shares of Series "A", Series "B" and Series
        "C" preferred stock and shares of common stock to various individuals as retainers to guarantee the availability of their
        services.  As of December 31, 1995, no services have been utilized                              3,029,355
-------------------------------------------------------------------------------------------------------------------
                                                                                                      $ 4,529,355
-------------------------------------------------------------------------------------------------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

15.   COMMITMENTS AND CONTINGENCIES (Continued)

      AGREEMENT TO DELIVER PUBLICLY TRADED SECURITIES

      The Company has entered into agreements whereby the Company has agreed to deliver, subject to federal and state securities laws, publicly traded common stock in exchange for services and assets. The agreements require the stock to have a stated market value when paid. Specific delivery dates are provided and range from 45 to 90 days after closing on the Struthers Agreement as described in Note 14.

      The total amount committed as of December 31, 1995 was $475,000 and through March 15, 1996 increased to approximately $82,494,000.

      REDEMPTION OF PREFERRED SHARES

      The Company has agreements with certain preferred stockholders holding 3,834,288 shares of Series "C" Cumulative Convertible Preferred Stock to exchange each share for two common shares of publicly traded stock after the closing of the transaction described in Note 14. If the shares are trading at less than $8.3125 per share, the Company has agreed to issue additional shares to result in a value of $16.625 per preferred share exchanged. The redemption would result in a decrease in stockholders' equity and an increase in the minority interest in consolidated assets.

16.   REAL ESTATE HELD FOR INVESTMENT

      Real estate held for investment at December 31, 1995 is all located in California and is summarized as follows:

                Name             Date            Location           Type                   Cost          Liens
-------------------------------------------------------------------------------------------------------------------
      Erhart/Walker            05/26/95      Adelanto           Lots                    $   175,002    $   55,000
      Pismo Beach              07/22/95      San Luis Obispo    Lots                      1,000,000       190,000
      Tulare-Willow Springs    08/11/95      Orosi              91 Lots                     864,506       147,750
      Tulare Krause            08/04/95      Springville        Lots                        204,208        33,850
      Fresno-Katzman/Krause    06/17/95      Kerman             High school               2,000,000       221,000
      Fresno BIG               06/27/95      Fresno             Elementary school           699,980             -
      Adelanto-Brooks          06/06/95      Adelanto           Lots                        379,992             -
      San Bernardino-Penner    07/18/95      San Bernardino     Lots                        250,009             -

      Reserve on real estate
        held for investment                                                              (1,223,935)
                                                                                       --------------------------
                                                                                        $ 4,349,762    $  647,600
                                                                                       --------------------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

      In recognition of the potential for continued uncertainty in the California real estate market the Company has provided for a general reserve of $1,223,935 against real estate held for investment.

17.   SUBSEQUENT EVENTS

      Subsequent to year-end, the Company entered into agreements to acquire approximately $60,292,000 in assets. These assets were acquired through the issuance of preferred stock or by agreements to issue future publicly traded securities (see Note 15).

      On January 31, 1996, the Company issued 149,970 shares of Series "C" Cumulative Convertible Preferred Stock to EON Corporation for the acquisition of equipment. In addition the Company entered into an agreement with EON Corporation whereby the Company has the rights to utilize up to 50 percent of the IVDS spectrum currently controlled by EON Corporation for certain applications. In exchange, EON Corporation is also granted rights to 50 percent of the bandwidth spectrum covered by the Company's IVDS licenses.

      On February 1, 1996, the Company issued 44,991 shares of Series "C" Cumulative Convertible Preferred Stock to Low Power TV, Inc. ("LPTV") to lease air time; in addition the Company has committed to provide LPTV with $750,000 of equipment.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

17.   SUBSEQUENT EVENTS (Continued)

      On September 6, 1996, the Company consummated the transaction as discussed in Note 14. The assets and liabilities resulting from transaction are listed as follows:

      REAL ESTATE HELD FOR INVESTMENT

      The Company has entered into agreements to acquire real estate assets in non-cash transactions. A summary of the real estate is as follows:

                Name             Date            Location                 Type             Cost          Liens
-------------------------------------------------------------------------------------------------------------------
      Fresno-Energex           05/24/95      Fresno             House                       135,010             -
      Capital Hills Holding    08/31/95      Kern               Lots                      6,860,705       125,000
      Capital Hills Dev.       08/31/95      Kern               Lots                      6,860,705       125,000
      The Bjorklund Corp.      08/28/95      Riverside          House                       850,004             -
      P. Kouri Corp.           08/31/95      San Bernardino     Lots                      1,059,995        70,000
      VWY Thermal, Inc.        08/28/95      Los Angeles        Various                   4,974,995       206,000
      L.C.I. Investments       08/31/95      Fresno             Lots                      2,316,196       130,000
      Pudwill Commercial       10/12/95      Santa Maria        4 Office Buildings        2,333,333     1,450,000
      Pudwill Lot              10/12/95      Santa Maria        Lot                       1,399,997       250,000
      D. Huebsch Corp.         10/12/95      Rancho Mirage      Condo                       266,670             -
      Karadetian (Deposit)     11/06/95      Belair             Lots                        100,020             -
      Westborn Development     11/10/95      San Marcos         Lots                      2,600,004             -
      Petty Trust              12/27/95      Riverside          Lots                      1,100,004             -
      Reserve on real estate
        held for investment                                                              (6,776,065)
                                                                                       --------------------------
                                                                                        $24,081,573    $2,356,000
                                                                                       --------------------------

      The liens on the real estate acquired remain the obligation of the seller; therefore, they are contingent liabilities of the Company.

      The Company acquired the real estate described above by issuing shares of WIN's Series "B" and "C" Cumulative Convertible Preferred Stock. Management has estimated that the properties can be sold for at least their recorded value.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

17.   SUBSEQUENT EVENTS (Continued)

      BROADCAST LICENSES

      The Company has entered agreements to acquire broadcast licenses in non-cash transactions primarily in exchange for the Company's Series "C" 7% Cumulative Convertible Preferred Stock and assumption of installment obligations to the FCC. A summary of the licenses acquired along with their cost is as follows:

                              Acquisition                            Shares            Debt
               Name              Date           Type       No.       Issued           Assumed            Cost
-------------------------------------------------------------------------------------------------------------------
      Eagle                      08/31/95        IVDS       15        599,880       $ 2,957,000      $ 12,957,000
      Earl S. Kim                12/29/95        MMDS        3       Contract
                                                                   Obligation                 -        12,500,000
      Elleron                    07/21/95        IVDS       12        450,240         2,223,000         9,728,501
      Shaker Partners            08/31/95        IVDS        9        286,865         2,538,000         7,320,039
      Rose Regency               06/09/95        IVDS        9        334,738         1,246,000         6,826,082
      Micro-Lite                 08/31/95        MMDS       12        359,964                 -         6,000,600
      WCI                        08/31/95        IVDS        3        214,414         1,545,000         5,119,281
      21st Century Interactive   08/17/95        IVDS        7        189,516         1,476,000         4,635,232
      Interactive Innovations    08/31/95        IVDS        5        160,551         1,100,000         3,776,385
      Interactive Control        08/31/95        IVDS        2        160,268           570,000         3,241,667
      IVIDCO                     08/17/95        IVDS        4         90,343           565,000         2,071,018
      WCA                        08/31/95        IVDS        8        103,703           296,250         2,024,979
      P.A.W.                     08/31/95        IVDS        5         76,036           582,000         1,849,521
      Mager Corp., Inc.          08/31/95        IVDS        1         59,785           456,000         1,452,616
      21st Century Group         08/31/95        IVDS        5         66,143           268,000         1,370,604
      Bay Shore                  08/31/95        IVDS        3         45,884           262,000         1,026,886
      Georgia Felger             08/31/95        IVDS        4         48,135           133,400           935,810
      Emerging Tech.             08/31/95        IVDS        1         34,340           240,000           812,448
                                                                  -----------      ------------      ------------
                                                                    3,280,805       $16,457,650      $ 83,648,669
                                                                  -----------      ------------
      Less portion of purchase price allocated to complete the
        minimum FCC required broadcast equipment build out                                              4,600,080
                                                                                                     ------------
                                                                                                     $ 79,048,589
                                                                                                     ------------

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

17.   SUBSEQUENT EVENTS (Continued)

      The FCC does not allow certain bidding credits granted the original licensee, the Company has agreed to pay the additional cost for the license. The bidding credits allowed for the above licenses totaled $3,915,750. The licenses will not be amortized until they are placed in service.

      The licenses are also subject to certain benchmark requirements established by the FCC relating to commencing service. The Company has not met the first benchmark; however, the FCC has waived the requirement. Should required benchmarks in the future not be met, the licenses involved could be forfeited.

      The Company has recorded the acquisition of the licenses at the liquidation preference value of the preferred stock issued plus the debt assumed. Management has estimated that the recoverable value of the licenses exceeds their recorded value. However, it is reasonably possible that the estimated value or the useful life of the licenses may change in the near term.

      Transfer of the licenses is dependent upon the sellers' completion of the build out of the equipment required by the FCC, unless a waiver is obtained from the FCC. The $4,600,080 of the purchase price allocated to broadcast equipment is the estimated cost to build out high power equipment. The cost of that equipment could increase should the geographical area require low power equipment rather than high power. The build out of equipment required by the FCC is the obligation of the original license holder (seller).

      Subsequent to year-end the Company and Micro-Lite Television revised the existing agreement and therefore adjusted the purchase price to $4,567,580.

      LONG-TERM DEBT - INSTALLMENT OBLIGATIONS TO FCC

      In connection with the acquisition of broadcast licenses, the Company has agreed to assume related installment obligations to the FCC. The obligations are payable in quarterly installments of interest only through December 31, 1996 and in equal payments of principal and interest through December 31, 1999. Interest on the obligations varies per license from
      7.125 to 7.71 percent.

                                WORLD INTERACTIVE NETWORK, INC. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

17.   SUBSEQUENT EVENTS (Continued)

      The following is a summary of the principal maturity of long-term debt during the next five years.

       Year Ending
       December 31,                                                                                 Amount
-------------------------------------------------------------------------------------------------------------------
           1997                                                                                       $ 4,295,347
           1998                                                                                         5,666,582
           1999                                                                                         6,495,721
-------------------------------------------------------------------------------------------------------------------
                                                                                                      $16,457,650
-------------------------------------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

                                                       June 30,     December 31,
                                                        1996            1995
--------------------------------------------------------------------------------
                                                     (Unaudited)      (Audited)
                                                      Pro-Forma
ASSETS

CURRENT ASSETS
  Cash                                               $        --     $   330,767
  Inventory                                                   --         438,654
  Prepaid expenses                                     1,173,589         656,689
  Loans receivable                                       164,371           6,175
--------------------------------------------------------------------------------
Total current assets                                   1,337,960       1,432,285
--------------------------------------------------------------------------------
PROPERTY AND EQUIPMENT, net (Note 6)                   2,536,586         206,831
--------------------------------------------------------------------------------
OTHER ASSETS
  Broadcast licenses (Note 15)                                --              --
  Contract for broadcast equipment
    build out (Note 15)                                       --              --
  Real estate held for investment
    (Note 14)                                          8,349,779       4,349,762
  Property rights and annuity (Note 2)                        --       6,643,427
  Investment in unconsolidated
    companies (Note 5)                                 8,141,532         615,973
  Other licenses (Note 8)                                262,497         232,497
  Trust deed receivable                                   49,151          49,151
  Loans receivable from related
    company (Note 3)                                   8,065,152          13,850
  Trademark - WINCOM                                      14,500              --
  Intellectual property rights
    (Note 7)                                                  --              --
--------------------------------------------------------------------------------
Total other assets                                    24,882,611      11,904,660
--------------------------------------------------------------------------------
                                                     $28,757,157     $13,543,776
--------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                                   BALANCE SHEET

                                                     June 30,       December 31,
                                                      1996            1995
--------------------------------------------------------------------------------
                                                   (Unaudited)      (Audited)
LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
  Accounts payable                                $  1,267,474     $  1,080,444
  Accrued commissions                                       --        1,328,024
  Accrued officer compensation                              --           93,742
  Payroll taxes                                         90,630          469,002
  Accrued interest                                     134,503          134,503
  Loans from related parties                                --            8,500
  Debentures payable (Note 9)                          115,300          115,300
  Demand loans payable (Note 9)                        142,947          562,215
  Contract obligation (Note 15)                             --               --
  Bank overdraft                                       151,937               --
--------------------------------------------------------------------------------
Total current liabilities                            1,902,791        3,791,730
--------------------------------------------------------------------------------
LONG-TERM LIABILITIES
  Installment obligations to FCC
    (Note 15)                                               --               --
--------------------------------------------------------------------------------
COMMITMENTS AND CONTINGENCIES (Note 13)
--------------------------------------------------------------------------------
STOCKHOLDERS' EQUITY (Notes 10 and 15)
  Common stock                                          73,236           55,342
  Additional paid-in capital                           687,486          699,690
  Preferred stock
    Series "A"                                      13,471,172       10,834,089
    Series "B"                                      13,608,992       13,389,007
    Series "C"                                      27,544,118       15,018,868
    Series "D"                                      18,608,846               --
  Stock subscriptions receivable                      (135,010)              --
  Shares issued for future obligations
    (Note 13)                                       (7,609,179)      (4,529,639)
  Shares issued to entities with a major
    investment in the
    Company's stock (Notes 3 and 4)                (10,743,022)     (10,892,992)
  Deficit accumulated during develop-
    ment stage                                     (28,652,273)     (14,822,319)
--------------------------------------------------------------------------------
Total stockholders' equity                          26,854,366        9,752,046
--------------------------------------------------------------------------------
                                                  $ 28,757,157     $ 13,543,776
--------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            STATEMENTS OF OPERATIONS (UNAUDITED)

                                           Six          Six          From Inception
                                      Months Ended   Months Ended  (June 9, 1993) to
                                         June 30,      June 30,        June 30,
                                           1996         1995            1996
--------------------------------------------------------------------------------
REVENUES                              $      7,310   $     1,000   $     18,840
--------------------------------------------------------------------------------
GENERAL AND ADMINISTRATIVE
  Compensation and related                 832,131       272,303      2,595,069
  Management fee                                --            --        610,000
  Consulting and contract labor          5,887,520       126,073      8,914,789
  Financing commissions                  1,313,348       103,363      3,464,287
  General operating                      1,633,833       239,731      3,105,903
  Bad debt expense                       1,009,837            --      1,009,837
  Lodging, meals and entertainment         757,515       316,437      1,796,612
  Office occupancy                         146,603        61,646        537,583
  Real estate operations                    74,497         5,106        495,067
  Research and development                      --       161,141        161,141
  Reserve on real estate held for
    investment (Note 14)                        --            --      2,070,682
--------------------------------------------------------------------------------
Total general and administrative        11,655,284     1,285,800     24,760,970
--------------------------------------------------------------------------------
LOSS FROM OPERATIONS                   (11,647,974)   (1,284,800)   (24,742,130)
--------------------------------------------------------------------------------
OTHER INCOME (EXPENSE)
  Interest income                               --            --        143,227
  Other deductions                      (2,157,471)       (1,600)    (4,699,551)
  Interest expense                         (24,509)      (13,009)    (1,131,667)
--------------------------------------------------------------------------------
Total other income (expense)            (2,181,980)      (14,609)    (5,687,791)
--------------------------------------------------------------------------------
NET LOSS                              $(13,829,954)  $(1,299,409)  $(30,429,921)
--------------------------------------------------------------------------------

                                              Common Stock             Paid-In         Series "A"
                                              Shares      Amount       Capital     Shares      Amount
---------------------------------------------------------------------------------------------------------
BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                              --   $     --   $         --        --  $        --

Issued common stock for expenses paid by
  sole shareholder and related parties       4,620,000      4,620        605,380        --           --

Net loss from inception (June 9, 1993) to
  December 31, 1993                                 --         --             --        --           --
---------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1993                4,620,000      4,620        605,380        --           --

Common stock issued in exchange for:
  License                                   15,700,000     15,700        (15,700)       --           --
  Debt                                          50,000         50        139,810        --           --

Preferred stock issued in exchange for:
  Debentures                                        --         --             --    25,675      428,000
  Related party debt                                --         --             --   149,970    2,500,000

Sold preferred stock                                --         --             --    63,170    1,052,982

Net loss for year                                   --         --             --        --           --
---------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1994               20,370,000     20,370        729,490   238,815    3,980,982

Common stock issued in exchange for:
  Services and security                      5,222,000      5,222             --        --           --
  LNN Communications                        29,750,000     29,750        (29,750)       --           --
  Earl S. Kim                                  625,000        625     12,499,375        --           --

Common stock redeemed:
  Earl S. Kim                                 (625,000)      (625)   (12,499,375)       --           --

Sold preferred stock                                --         --            (50)  182,692    2,927,788

Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock               --         --             --    59,988    1,000,000
  Acquisition of assets                             --         --             --    39,593      660,015
  Payment of expenses                               --         --             --    24,746      412,516
  Future obligations                                --         --             --   111,145    1,852,788

Net loss for year                                   --         --             --        --           --
---------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995               55,342,000   $ 55,342   $    699,690   656,979  $10,834,089
---------------------------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                                  FROM INCEPTION (JUNE 9, 1993) TO JUNE 30, 1996

                                             Preferred Stock
                                           -----------------------------------------
                                                 Series "B"          Series "C"
                                           --------------------  -------------------      Other       Accumulated
                                            Shares     Amount     Shares     Amount       Items         Deficit         Total
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, inception from (June 9, 1993)
  to December 31, 1995                          --  $        --       --  $        --  $         --   $         --   $         --

Issued common stock for expenses paid by
  sole shareholder and related parties          --           --       --           --            --             --        610,000

Net loss from inception (June 9, 1993) to
  December 31, 1993                             --           --       --           --            --     (1,001,053)    (1,001,053)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1993                   --           --       --           --            --     (1,001,053)      (391,053)

Common stock issued in exchange for:
  License                                       --           --       --           --            --             --             --
  Debt                                          --           --       --           --            --             --        139,860

Preferred stock issued in exchange for:
  Debentures                                    --           --       --           --            --             --        428,000
  Related party debt                            --           --       --           --            --             --      2,500,000

Sold preferred stock                            --           --       --           --            --             --      1,052,982

Net loss for year                               --           --       --           --            --     (4,151,792)    (4,151,792)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1994                   --           --       --           --            --     (5,152,845)      (422,003)

Common stock issued in exchange for:
  Services and security                         --           --       --           --            --             --          5,222
  LNN Communications                            --           --       --           --            --             --             --
  Earl S. Kim                                   --           --       --           --            --             --     12,500,000

Common stock redeemed:
  Earl S. Kim                                   --           --       --           --            --             --    (12,500,000)

Sold preferred stock                            --           --    8,409      140,179            --             --      3,067,918

Preferred stock issued in exchange for:
  Investment in entities with a major
    investment in the Company's stock      263,527    4,392,992  329,934    5,500,000   (10,892,992)            --             --
  Acquisition of assets                    444,557    7,410,748  369,781    6,164,237            --             --     14,235,000
  Payment of expenses                       11,110      185,205  116,254    1,937,947            --             --      2,535,668
  Future obligations                        83,987    1,400,062   76,575    1,276,505    (4,529,639)            --             --

Net loss for year                               --           --       --           --            --     (9,669,474)    (9,669,474)
------------------------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995              803,181  $13,389,007  900,953  $15,018,868  $(15,422,631)  $(14,822,319)  $  9,752,046
------------------------------------------------------------------------------------------------------------------------------------

See accountants' report on reviewed financial statements and notes to financial statements.

                                                   Common Stock                       Series "A"
                                               -------------------   Paid-In    ------------------------
                                                 Shares    Amount    Capital     Shares      Amount
--------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995                  55,342,000  $55,342  $ 699,690    656,979   $ 10,834,089

Sold stock                                        129,000      129      3,996    193,042      3,179,840

Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                        --       --         --         --             --
  Void purchase of investments with
    stock                                              --       --         --    (59,988)    (1,000,000)
  Acquisition of assets                                --       --         --      1,500         25,005
  Payment of expenses                             100,000      100         --      3,240         54,011
  Future obligations                            1,465,000    1,465         --     22,689        378,227
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                --       --         --         --             --

Issuance of Founder shares                     16,200,000   16,200    (16,200)        --             --

Net loss                                               --       --         --         --             --
--------------------------------------------------------------------------------------------------------
BALANCE AT, June 30, 1996                      73,236,000  $73,236  $ 687,486    817,462   $ 13,471,172
--------------------------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                              STATEMENTS OF STOCKHOLDERS' EQUITY
                                  FROM INCEPTION (JUNE 9, 1993) TO JUNE 30, 1996

                                                                 Preferred Stock
                                               -----------------------------------------------------------------------
                                                      Series "B"                 Series "C"           Series "D"
                                               -----------------------     --------------------  ---------------------
                                                Shares      Amount         Shares    Amount       Shares     Amount
----------------------------------------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995                   803,181   $ 13,389,007     900,953  $15,018,868       --  $        --

Sold stock                                           --             --          --           --       --           --

Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                 578,884      9,649,997          --           --       --           --
  Void purchase of investments with
    stock                                      (585,483)    (9,760,009)         --           --       --           --
  Acquisition of assets                          15,997        266,668     489,909    8,166,790  273,860   11,502,110
  Payment of expenses                               800         13,336     238,956    3,983,402   45,275    1,901,550
  Future obligations                              2,999         49,993      22,499      375,058  123,933    5,205,186
  Preferred "D" issued to shareholders as
    incentive (Note 13)                              --             --          --           --   11,875           --

Issuance of Founder shares                           --             --          --           --       --           --

Net loss                                             --             --          --           --       --           --
----------------------------------------------------------------------------------------------------------------------
BALANCE AT, June 30, 1996                       816,378   $ 13,608,992   1,652,317  $27,544,118  454,943  $18,608,856
----------------------------------------------------------------------------------------------------------------------

                                                   Other       Accumulated
                                                   Items         Deficit        Total
-----------------------------------------------------------------------------------------
BALANCE AT, December 31, 1995                  $(15,422,631)  $(14,822,319)  $  9,752,046

Sold stock                                               --             --      3,183,965

Preferred issued (cancelled) in exchange for:
  Investment in entities with a major invest-
    ment in the Company's stock                          --             --      9,649,997
  Void purchase of investments with
    stock                                                --             --    (10,760,009)
  Acquisition of assets                                  --             --     19,960,573
  Payment of expenses                                    --             --      5,952,409
  Future obligations                             (6,009,929)            --             --
  Preferred "D" issued to shareholders as
    incentive (Note 13)                                  --             --             --

Issuance of Founder shares                               --    (13,829,954)   (13,829,954)

Net loss                                                 --             --             --
-----------------------------------------------------------------------------------------
BALANCE AT, June 30, 1996                      $(21,432,560)  $(28,652,273)  $ 23,909,027
-----------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                   Six            Six         From Inception
                                                Months Ended   Months Ended (June 9, 1993) to
                                                  June 30,       June 30,        June 30,
                                                   1996            1995           1996
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM OPERATING ACTIVITIES:
  Net loss                                      $(13,829,954)  $(440,849)  $(28,652,273)
  Items not affecting cash:
    Bad debt                                       1,009,837          --      1,009,837
    Depreciation                                          --          --         53,166
    Amortization of annuity discount                      --          --       (143,427)
    Expenditures paid by sole shareholder
      and related parties                                 --          --        610,000
    Loss on exchange of preferred shares                  --          --      2,500,000
    Expenses paid with issuance of stock           8,662,579          --     11,233,122
    Reserve on real estate held for investment            --          --             --
  Decrease (increase) in assets:
    Prepaid expenses                                 241,024          --        134,365
  Increase (decrease) in liabilities:
    Accounts payable                                 187,029     116,957      1,267,473
    Accrued expenses                                (496,426)         --      2,283,778
    Payroll taxes payable                             24,310      21,450        493,312
-----------------------------------------------------------------------------------------------
Net cash used in operating activities             (4,201,601)   (302,442)    (9,210,647)
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM INVESTING ACTIVITIES:
  Net cash used for purchase of equipment            (45,761)         --        (60,761)
  Acquisition of licenses and property rights        (44,500)         --        (44,500)
  Investment in unconsolidated related company       (25,559)         --        (25,559)
-----------------------------------------------------------------------------------------------
Net cash used in investing activities               (115,820)         --       (130,820)
-----------------------------------------------------------------------------------------------
CASH FLOWS FROM FINANCING ACTIVITIES:
  (Repay) bank overdraft                             151,937     (57,677)       151,937
  Sale of debentures payable                              --          --        543,300
  Proceeds from notes payable                        665,720      63,870      1,227,949
  Net loans from (to) affiliated companies           (91,707)         --       (105,557)
  Net loans from (to) others                        (878,971)    (36,400)      (536,786)
  Issuance of preferred stock                      4,139,675     332,649      8,060,624
-----------------------------------------------------------------------------------------------
Net cash from financing activities                 3,986,654     302,442      9,341,467
-----------------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                       Six             Six         From Inception
                                                    Months Ended  Months Ended   (June 9, 1993) to
                                                      June 30,       June 30,         June 30,
                                                       1996            1995             1996
----------------------------------------------------------------------------------------------------
INCREASE (DECREASE) IN CASH                            (330,767)             --           --

CASH at beginning of period                             330,767              --           --
----------------------------------------------------------------------------------------------------
CASH at end of period                               $        --   $          --  $        --
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL DISCLOSURE OF CASH FLOW INFORMATION:

  Interest paid                                     $        --   $          --  $    66,264
----------------------------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS:

  Loans paid by issuing preferred stock             $   910,000   $          --  $ 1,110,000
----------------------------------------------------------------------------------------------------
  Fixed assets acquired by issuing preferred stock
    Cost of assets                                  $ 2,502,327   $          --  $ 2,762,324
    Expensed                                             85,892              --      115,894
    Cash paid                                           (45,761)             --      (60,761)
----------------------------------------------------------------------------------------------------
  Preferred stock issued                            $ 2,542,458   $          --  $ 2,817,457
----------------------------------------------------------------------------------------------------
  Common stock issued in exchange for:
    Paid-in capital                                 $    16,200   $          --  $    76,100
    Loans payable                                            --              --      139,860
----------------------------------------------------------------------------------------------------
  Total                                             $    16,200   $          --  $   215,960
----------------------------------------------------------------------------------------------------

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                            STATEMENTS OF CASH FLOWS (UNAUDITED)

                                                    Six            Six        From Inception
                                                Months Ended   Months Ended (June 9, 1993) to
                                                  June 30,       June 30,        June 30,
                                                    1996           1995            1996
-----------------------------------------------------------------------------------------------
SUPPLEMENTAL SCHEDULE OF NONCASH INVESTING AND
  FINANCING TRANSACTIONS: (Continued)

  Preferred stock issued in exchange for:
    Real estate held for investment                5,072,990                   5,072,990
    Entities with a major investment in
      the Company                                   (650,000)    1,365,000    10,892,992
    Annuities                                     (6,500,000)    5,785,000     6,500,000
    Investment in unconsolidated related
      company                                      7,500,000            --       615,973
    Accrued commissions                            1,328,024            --     1,328,024
    Property and equipment                         3,148,869            --     2,817,457
    Inventory                                        165,033            --       603,687
    Payment of contract obligations               13,683,000            --    13,683,000
    Prepaid expenses                                 765,150       150,000       550,030
    Other licenses                                        --            --       232,496
    Trust deed receivable                                 --            --        49,151
    Loans receivable                                 656,562            --       656,562
    Debentures                                            --            --       428,000
-----------------------------------------------------------------------------------------------
  Total                                         $ 25,169,628   $ 7,300,000  $ 43,430,362
-----------------------------------------------------------------------------------------------

See accountants' report on reviewed financial statements and notes to financial statements.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

      ORGANIZATION AND OPERATIONS


      WINCOM Corp. was incorporated in the State of Delaware on June 9, 1993 and until August 7, 1996 was named World Integrated Network of Companies, Inc. Prior to May 6, 1996, the Company was named World Interactive Network and prior to August 4, 1994, the Company was named LMN Studios, Inc.

      PRINCIPLES OF CONSOLIDATION


      The consolidated financial statements include the accounts of the Company and the following wholly-owned subsidiaries:

        Bayshore Interactive Partners                         P. Kouri Corp
        Capital Hills Development Corporation                 P.A.W. Inc.
        Capital Hills Holding                                 Pacific Inter-Neighborhood Network, Inc.
        Central Inter-Neighborhood, Inc.                      Shaker IVDS Partners, Inc.
        Interactive Innovations Corp.                         South Central Inter-Neighborhood Network, Inc.
        L.C.I. Investments, Inc.                              South Eastern Inter-Neighborhood Network, Inc.
        LNN Intellectual Properties                           South Western Inter-Neighborhood Network, Inc.
        Mager, Inc.                                           Toma Kouri Corp.
        Midwestern Inter-Neighborhood Network, Inc.           V.W.Y. Thermal, Inc.
        North Central Inter-Neighborhood Network, Inc.        WCI Partners, Inc.
        North Eastern Inter-Neighborhood Network, Inc.        Westborn Development

      The consolidated subsidiaries hold ownership of real estate and broadcast licenses pending the close of the proposed sale described in Note 15. They are not actively engaged in business. All significant intercompany transactions and balances have been eliminated in consolidation. The interim amounts are not necessarily indicative of the results of operations for a full fiscal year.

      NATURE OF OPERATIONS


      The Company is currently in the development stage of operations concentrating its efforts on raising capital, product research and development, marketing its services, seeking acquisitions, and acquiring the necessary assets to begin business operations.


      The Company has acquired most of its assets by issuing its preferred stock in acquisitions which are contingent upon the close of an agreement involving the merger of the Company, as described in Note 15.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      COMMUNICATIONS LINE OF BUSINESS

      The Company is acquiring FCC Interactive Video and Data Services (IVDS) licenses to offer services with utility based applications, cable television applications and direct broadcast satellite applications.

      MEDIA LINE OF BUSINESS

      The Company intends to create, develop, finance and produce "new media" entertainment, home shopping and interactive television programming to be aired over a new network to bear the call letters "WINCO". "New media" is the business of providing audio, video and graphical content for cable, broadcast, CD-Rom and on-line services for entertainment, information, merchandising, advertising and educational services. The Company is acquiring FCC Low Power Television (LPTV) and Multiple Multi-Point Distribution Services (MMDS) licenses related to future programming distribution.

      REAL ESTATE

      The Company has invested in California real estate, as a capital reserve, with the intent of either disposing of the properties or using the properties as collateral for investment capital to fund future operations.

      USE OF ESTIMATES

      The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and reported amount of the revenues and expenses during the period. Actual results could differ from those estimates.

      INVENTORY

      Inventory is valued using the first-in, first-out (FIFO), lower of cost or market method.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      LICENSES


      FCC licenses are amortized using the straight-line method over the original license term beginning when they are placed in service.


      FURNITURE AND EQUIPMENT


      Furniture and equipment is stated at cost, depreciation is computed using straight-line methods of depreciation over the estimated useful lives of the assets which range from three to seven years.

      INVESTMENTS IN UNCONSOLIDATED COMPANIES


      The Company recorded investment in a real estate limited liability company at cost, adjusted for the Company's proportionate share of its undistributed earnings or losses (equity method). The Company's investment in Innovative Marketing Ventures, Inc. and Command Performance Network, Inc. have been recorded, at cost, as an offset to stockholder's equity because those companies' major assets are WINCOM Corp. preferred stock.

      INTANGIBLES


      All intangibles are amortized using the straight-line method and are continually evaluated by management based upon the estimated discounted cash flow expected from the intangible to determine if its carrying value will be realized.

      FINANCIAL INSTRUMENTS AND CREDIT RISK


      The Company is currently dependent on its ability to raise and maintain capital. It is entering a media and technology based development stage market and will be subject to a competitive industry throughout the United States.


      In addition, the Company is a party to financial instruments, which include investment in and loans to/from related companies and a trust deed. Those instruments involve, to varying degrees, elements of credit risk. The Company's exposure to credit loss in the event of nonperformance by the other party to the financial instrument is represented by the amount recognized on the financial statement. The Company does not have a policy of requiring collateral to support financial instruments subject to credit risk.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

1.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (Continued)

      INCOME TAXES

      The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109. Deferred income taxes are provided on timing differences between financial statement and income tax reporting. The Company's temporary differences are due to capitalization and amortization of start-up costs, net operating losses and depreciation of fixed assets.

      CASH

      Cash consists of demand deposit accounts only.

      INTERIM FINANCIAL INFORMATION

      The interim financial statements for six-month periods ended June 30,m 1996, and June 30, 1995, are unaudited. In the opinion of management, such statements reflect all adjustments (consisting only of normal recurring adjustments) necessary for a fair representation of the results of the interim periods. The results of operations for the six-month period ended June 30, 1996 are not necessarily indicative of the results for the entire year.

2.    PROPERTY RIGHTS

      On March 5, 1996, the Company agreed to purchase from Maestro Holding Corporation all the rights, title and interest in all the recordings, discs, tapes and catalogues belonging to Maestro. The purchase price, equaling $12,000,030, was originally by agreement to be paid in Struthers common stock. As of May 31, 1996, Maestro agreed to take WINCOM Series "D" cumulative preferred stock (see Note 10).

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


3.    NOTE RECEIVABLE

      On May 31, 1996, the Company sold to its majority stockholder, Winco Corporation, a Delaware corporation, real estate, two subsidiary corporations, automobiles, equipment, inventory and rights to certain other assets. As consideration, the Company received a note in the amount of $7,959,595. The note bears interest at ten percent (10%) per annum with the principal and all accrued interest due and payable on or before June 1, 1999. Winco Corporation has pledged 397,980 shares of their Struthers common stock as security on the note and WinCom has a secured interest in the assets transferred.

      Additionally, Winco Corporation assumed responsibility for the following leases:

      A.  Residential property at 621 Stone Canyon, Los Angeles, California

      B. Office space at 1825 Century Park East, Suite 930, Los Angeles, California

      C.  All automobile leases.

4.    SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK

      The Company has acquired stock of two companies by exchanging shares. As a result of these transactions, those companies have a significant investment in the Company's stock as one of their major assets, the cost has been reflected as an offset to the equity section. The transactions are as follows:

      INNOVATIVE MARKETING VENTURES

      The Company acquired 28% of the outstanding stock of Innovative Marketing Ventures on May 28, 1995 by issuing 200,000 shares of the Company's Series "B" 7.5% Cumulative Convertible Preferred Stock valued at $3,334,000. The transaction was accounted for on the cost basis.

      Innovative Marketing Ventures manufactures and distributes water boards, snow boards, skateboards and related apparel products. Their total assets as of June 30, 1995 total approximately $4,700,000 and their stockholder's equity is approximately $4,100,000. Included in their assets and equity is $3,334,000 World Network of Companies, Inc. stock, $360,000 is intangibles.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


4. SHARES ISSUED TO ENTITIES WITH A MAJOR INVESTMENT IN THE COMPANY'S STOCK (Continued)

      COMMAND PERFORMANCE NETWORK (CPN)

      The Company issued 59,988 shares of its Series "A" Cumulative Convertible Preferred Stock and 329,934 shares of its Series "C" Cumulative Convertible Preferred Stock for a total consideration of $6,500,000 in connection with a memorandum of understanding dated June 7, 1995.

      On November 17, 1995, the Company agreed to accept CPN Series "A" preferred shares that are convertible into two common shares for each preferred share when either (i) CPN is able to liquidate all of the preferred stock it has received from the Company or (ii) the Company redeems for cash its preferred stock for $6.00 per share. In consideration for this change, the Company was relieved of its obligation to provide any additional financing.

      CPN is also a development stage company and is preparing to produce a sports information channel for cable television, satellite broadcast and the internet.

      As of July 31, 1995, the assets and stockholders' equity of Command Performance Network, Inc. were comprised primarily of the World Interactive Network, Inc. stock and Command Performance Network, Inc. subscriptions receivable.

5.    INVESTMENT IN UNCONSOLIDATED COMPANIES

      The Company acquired 50 percent ownership in a limited liability company which holds real estate. The other 50 percent owner is the manager of the company. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

      During June of 1996, the Company acquired a 50 percent ownership interest in RTT, Inc. The Company issued 449,910 shares of Series "B" Cumulative Convertible Preferred Stock for consideration of $7,500,000. The original cost of the investment was recorded at the liquidation value of the shares issued to acquire the Company's interest.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


6.    PROPERTY AND EQUIPMENT

      The property and equipment is comprised as follows:

                                                     June 30,         December 31,
                                                       1996               1995
                                                     --------         ------------
                                                      Amount             Amount
----------------------------------------------------------------------------------
      Vehicles                                       $     --           $259,997
      Broadcast equipment                             2,533,412             --
      Software                                            5,500             --
----------------------------------------------------------------------------------

                                                      2,538,912          259,997

      Less accumulated depreciation                       2,326           53,166
----------------------------------------------------------------------------------

                                                     $2,536,586         $206,831
==================================================================================

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


7.    INTELLECTUAL PROPERTY RIGHTS

      On April 5, 1994, the Company was granted a non-exclusive right to utilize certain technology referred to as the "Vault" in connection with its specialized interactive television programming. The license is for the full duration of the existence of the licensed technology. The Company issued 5,990,000 shares of common stock to its then sole shareholder to acquire the license.


      On June 30, 1995, the Company acquired the underlying intellectual property rights for the "Vault" technology by issuing 29,750,000 shares of common stock to its majority stockholder to acquire LNN Intellectual Properties, Inc.


      Generally accepted accounting principles require that the license and the underlying intellectual property rights, referred to above, be valued at the lower of predecessor cost (not including research and development costs) or recoverable value. The shareholder has represented that its cost in the technology was substantially research and development; therefore, generally accepted accounting principles require these assets be recorded at zero.

8.    OTHER LICENSE

      On July 26, 1995, the Company purchased a license from Durand Communications, Inc. to be the sole and exclusive provider of TV generated content pertaining to direct response products and sources, including but not limited to television direct response formats and/or promotions which are to be reformatted for Internet Dial-Up (On Line) service, via the "MindWire" Network which license grants WIN-TV the exclusive right to list itself, through a dedicated "WIN" button, on the MindWire Network Navigator. The MindWire Network Navigator is a utility application used to assist end users in navigating MindWire Servers which have volunteered to become part of the MindWire Network. The MindWire Network is a linking of MindWire servers throughout the world via a feature called WIPLINK and the Internet.


      As consideration for the license, the Company agreed to issue 14,997 shares of its Series "C" Cumulative Convertible Preferred Stock valued at $232,497. In addition, the Company will pay a royalty on all promotions advertised on the WIN-TV MindWire. The royalty is approximately 5% of the net sales price.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


9.    DEBENTURES AND DEMAND LOANS PAYABLE

      DEBENTURES PAYABLE

      During 1994 and 1993 the Company issued 12% participating debentures due one year from the issue date. During 1994 all except $115,300 of these debentures were exchanged for Preferred Series "A" shares. The remaining debentures are due on demand with interest payable monthly.

      DEMAND LOANS PAYABLE

      Demand loans payable at June 30, 1996 consist of $144,095 that the Company has borrowed from various individuals with no stated interest or payment terms, due on demand, and $1,598,852 of debt outstanding which bears interest at varying rates between 10% to 12% is due within the next twelve months an is secured by Pudwill Real estate.

10.   STOCKHOLDERS' EQUITY

      The Company has authorized common and four series of preferred shares as follows:

      COMMON STOCK

      During 1995 the Company increased the number of authorized shares of common stock from 25,000,000 shares to 75,000,000 shares for the purposes of carrying out its business plan and to award certain key Officers, Directors and Consultants equity interests in the Company as partial compensation for services rendered. Of these shares, 5,222,000 were awarded as compensation totaling $5,222. The par value is .001.

      As of December 31, 1995, the issued and outstanding shares totaled 55,342,000 shares. At June 30, 1996 the total outstanding was 73,236,000.

      PREFERRED "A" STOCK

      On April 4, 1994, the Company authorized 900,000 shares of its $16.67 Series "A" Cumulative Convertible Preferred Stock. There were 656,979 shares issued and outstanding at December 31, 1995 and 817,462 outstanding at June 30, 1996. Each Series "A" share is convertible into two common shares. The shares accrue dividends at 10% per year. The Board of Directors has not authorized payment of accrued dividends.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


10.   STOCKHOLDERS' EQUITY (CONTINUED)

      PREFERRED "B" STOCK

      On March 23, 1995, the Company authorized 1,200,000 shares of its "B" series of preferred stock with an annual dividend of 7.5% and liquidation preference of $16.67. Each share is convertible into one and one-half common shares. As of December 31, 1995 and June 30, 1996, 1,199,103 and 1,196,303 shares respectively, of the Series "B" Preferred Stock were issued and outstanding.

      PREFERRED "C" STOCK

      On June 25, 1995, the Company authorized a "C" series of Cumulative Convertible Preferred Stock bearing an annual dividend yield of 7% and a liquidation preference of $16,67. Each share is convertible into two shares of common stock. As of December 31, 1995, the Company had 6,000,000 shares of its Series "C" authorized, and 5,636,924 shares issued, and outstanding. At June 30, 1996 there were 5,964,984 shares outstanding.

      CONVERSION FEATURE

      The Series "A", "B", "C" and "D" Cumulative Convertible Preferred Stock shall be convertible at the option of the holder upon the occurrence of an initial public offering of common stock underwritten pursuant to a registration statement filed under the Securities Act of 1933.

      PREFERRED "D" STOCK

      On June 11, 1996, the Company authorized 2,380,952 shares of its $42 Series "D" Cumulative Convertible Preferred Stock. There were 1,357,076 shares issued and outstanding at June 30, 1996. Each Series "D" share is convertible into one and one half common shares, with the restriction that the stock may not be converted for two years following the date of issuance, or until the Company's common stock has been trading at a price of $50 per share or more for nine consecutive days, which ever occurs first. The shares accrue dividends at 5% per year. The board of directors has not authorized payment of accrued dividends. At June 30, 1996, the Company issued 11,875 shares of Preferred "D" Stock to various investors as an inducement to purchase Preferred "A" stock. The shares of Preferred "D" Stock issued were recorded at a zero value.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


      ACCUMULATED PREFERRED DIVIDENDS

      Total accumulated but undeclared dividends are approximately as follows:

                                                June 30,             December 31,
                                                  1996                  1995
---------------------------------------------------------------------------------
      Series "A"                               $  929,773             $  890,939
      Series "B"                                  677,587              1,040,836
      Series "C"                                5,787,055              2,606,512
---------------------------------------------------------------------------------
                                               $7,394,415             $4,538,287
=================================================================================

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


11.   INCOME TAXES

      As of December 31, 1995 and June 30, 1996, the net deferred income tax asset arising because of timing difference from the capitalization and amortization of start-up costs for tax accounting and due to the net operating loss carryforward was approximately $12,250,000. Because it is more likely than not that the deferred tax asset will not be realized, a valuation allowance of an equal amount has been used to offset the recognition in the financial statements.

      The Tax Reform Act of 1986 contains provisions which limit the federal net operating loss carryforwards available that can be used in any given year in the event of certain occurrences, which include significant ownership changes. The plans discussed in Note 15 could significantly limit the use of the net operating loss carryforward.

12.   AGREEMENT TO SELL - GOING CONCERN

      On May 25, 1995 (as amended in May 1996 and September 1996), the Company agreed to a merger with Struthers Industries, Inc. (Struthers) in exchange for approximately ninety-two percent of Struthers' issued and outstanding common stock on a fully diluted basis. See subsequent event note 15 for details of the sale.

      The accompanying financial statements have been prepared assuming that the Company will continue as a going concern. At June 30, 1996 the Company has negative working capital of approximately $4,000,000 and accumulated losses of approximately $36,359,000 these conditions raise substantial doubt about the Company's ability to continue as a going concern. The financial statements do not include any adjustments that might be necessary if the Company is unable to continue as a going concern.

      Management has alternative plans to raise the capital needed to continue its development stage activities, however, there is no assurance that these plans will be successful. In addition, the Company has received $6,000,000 which is being held in escrow pending when certain conditions are met. When these conditions are met, the $6,000,000 will be available to fund the operations of the Company.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


13.   COMMITMENTS AND CONTINGENCIES

      SHARES ISSUED FOR FUTURE OBLIGATIONS

      The Company has issued Series "A", "B", "C" and "D" Cumulative Convertible Preferred Shares to secure payments of amounts due, as a retainer for future services or as a guarantee. Those shares are reflected as outstanding with a corresponding charge to equity until the consideration for the shares is realized. The shares issued are summarized as follows:

                                                                     June 30,     December 31,
                                                                       1996          1995
      ----------------------------------------------------------------------------------------
      Guarantee Bond - Shares of the Company's Cumulative
       Convertible Preferred Stock had been issued as
       collateral for a one million dollar 5-year guarantee
       bond for Innovative Marketing Ventures                       $     --       $1,000,000

      Legal Fees - The Company issued shares of
       the Company's Series "A" and shares of
       Series "B" Cumulative Convertible Preferred Stock
       as security for legal fees due and payable                      500,125        500,000

      Retainers - The Company issued shares of Series
       "A", Series "B" and Series "C" preferred stock
       and shares of common stock to various individuals
       as retainers to guarantee the availability of
       their services. As of June 30, 1996, no
       services have been utilized                                   7,109,054      3,029,639
      ----------------------------------------------------------------------------------------
                                                                    $7,609,179     $4,529,639
      ========================================================================================

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


13.   COMMITMENTS AND CONTINGENCIES (CONTINUED)

      AGREEMENT TO DELIVER PUBLICLY TRADED SECURITIES

      The Company entered into agreements to acquire approximately $60,292,000 in assets. These assets were acquired through the issuance of preferred stock or by agreements to issue future publicly traded securities. During June 1996, substantially all agreements to issue future publicly traded securities were rescinded and were replaced with the issuance of Series "D" Cumulative Preferred Stock.

      REDEMPTION OF PREFERRED SHARES

      The Company has agreements with certain preferred stockholders holding 3,834,288 shares of Series "C" Cumulative Convertible Preferred Stock to exchange each share for two common shares of publicly traded stock after the closing of the transaction described in Note 15. If the shares are trading at less than $8.3125 per share, the Company has agreed to issue additional shares to result in a value of $16.625 per preferred share exchanged. The redemption would result in a decrease in stockholders' equity and an increase in the minority interest in consolidated assets.

14.   REAL ESTATE HELD FOR INVESTMENT

      The Company has entered into agreements to acquire real estate assets in non-cash transactions. A summary of the real estate is as follows:

                                                                                             June 30,     December 31,
                                                                                               1996           1995
                                                                                           -----------    ------------
           Name              Date        Location               Type            Liens          Cost           Cost
      ----------------------------------------------------------------------------------------------------------------
      Erhart/Walker        05/26/95    Adelanto           Lots               $   30,000    $   175,002    $   175,002
      Tulare-Willow
        Springs            08/11/95    Orosi              91 Lots               147,750        864,506        864,506
      Tulare Krause        08/04/95    Springville        Lots                   33,850        204,208        204,208
      Fresno-Katzman/
      Krause               06/17/95    Kerman             High school (ab)      221,000      2,000,000      2,000,000
      Fresno BIG           06/27/95    Fresno             Elementary (ab)          --          699,981        699,980
      Adelanto-Brooks      06/06/95    Adelanto           Lots                     --          379,992        379,992
      Penner               07/18/95    San Bernardino     Lots                     --          250,009        250,009
      3HB International    05/31/96    Cleveland          Commercial             88,000      5,000,016      5,000,016
      ----------------------------------------------------------------------------------------------------------------
                                                                             $  520,600    $ 9,573,714    $ 9,573,713
      Reserved Real Estate held for investment                                     --       (1,223,935)    (1,223,935)
      ----------------------------------------------------------------------------------------------------------------
                                                                             $  520,600    $ 8,349,779    $ 8,349,778

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS



      In recognition of the potential for continued uncertainty in the California real estate market the Company has provided for a general reserve of $8,000,000 against real estate held for investment.

15.   SUBSEQUENT EVENTS

      STRUTHERS MERGER

      On September 6, 1996, Struthers acquired 100 percent of the issued and outstanding common stock of the Company, from its sole stockholder WINCO Corp., in return for 92% of Struthers outstanding common stock. The completion of this sale satisfies the terms of the contingent asset purchases described in Note 13 (see below).

      PROPERTY RIGHTS

      On July 23, 1996 the Company sold $6,000,000 worth of its rights, title and interest in the recordings, discs, tapes and catalogs, purchased from Maestro Holding Corporation. As consideration, the buyer, New Visual Entertainment, Inc. a Utah Corporation, issued to the Company $6,000,000 worth of its preferred stock, having a liquidation value of $30 per share. The issuance shall be under a two-year certificate with a 3-to-1 conversion rate. Additionally, the Company will receive a 2.5% royalty, from the gross profits of New Visual Entertainments business activity related to this transaction.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


15.   SUBSEQUENT EVENTS (Continued)

      On September 6, 1996 the Company consumated the transaction as discussed in Note 12. The assets and liabilities resulting from these transactions are listed as follows:

      REAL ESTATE HELD FOR INVESTMENT

      The Company has entered into agreements to acquire real estate assets in non-cash transactions. A summary of the real estate is as follows:

                                                                                           June 30,     December 31,
                                                                                             1996          1995
                                                                                           --------     ------------
           Name              Date         Location            Type            Liens          Cost          Cost
      --------------------------------------------------------------------------------------------------------------
      Capital Hills
        Holding            08/31/95    Kern               Lots                125,000      6,860,705      6,860,705
      Capital Hills Dev.   08/31/95    Kern               Lots                125,000      6,860,705      6,860,705
      P. Kouri Corp.       08/31/95    San Bernardino     Lots                 70,000      1,059,995      1,059,995
      L.C.I. Investments   08/31/95    Fresno             Lots                130,000      2,316,196      2,316,196
      Pudwill Commercial   10/12/95    Santa Monica       4 Office Bldgs.   1,450,000      3,683,333      2,333,333
      Pudwill Lot          10/12/95    Santa Maria        Lot                 250,000      1,649,997      1,399,997
      Karadetian
        (Deposit)          11/06/95    Belair             Lots                    --         100,020        100,020
      Westborn
        Development        11/10/95    Santa Marcos       Lots                    --       2,600,004      2,600,004
      Petty Trust          12/27/95    Riverside          Lots                    --       1,100,004      1,100,004
      Toma/Kouri Corp.     01/04/96    Loma Linda         Land                      0      1,183,000      1,183,000
      --------------------------------------------------------------------------------------------------------------

                                                                           $2,150,000    $27,413,959    $35,387,672
      Reserved Real Estate held for investment                                    --      (6,776,065)    (6,776,065)
      --------------------------------------------------------------------------------------------------------------

                                                                           $2,150,000    $20,637,894    $27,387,672
      ==============================================================================================================

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


15.   SUBSEQUENT EVENTS (Continued)

      REAL ESTATE HELD FOR INVESTMENT (Continued)

      The liens on the real estate acquired remain the obligation of the seller; therefore, they are not reflected as a liability of the Company.

      The Company acquired the real estate by issuing shares of WINCOM's Series "B", "C" and "D". Cumulative Convertible Preferred Stock and recorded the acquisition at the liquidation value of the preferred stock issued. Management has estimated that the properties can be sold for at least their recorded value.

      However, it is reasonably possible estimates of the recorded value may change in the near term.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


15.   SUBSEQUENT EVENTS (Continued)

      Broadcast Licenses

      The Company has entered into agreements to acquire broadcast licenses in non-cash transactions primarily in exchange for the World Integrated Network of Companies, Inc.'s Series "C" & "D" Cumulative Convertible Preferred Stock and assumption of installment obligations to the FCC. A summary of the licenses acquired along with their cost is as follows:

                                                                                     June 30,        December 31,
                                                                                       1996             1995
                          Acquisition                      Shares       Debt        ------------     ------------
            Name             Date         Type    No.      Issued      Assumed         Cost             Cost
-----------------------------------------------------------------------------------------------------------------
      Eagle                  08/31/95     IVDS    15       599,880   $ 2,957,000    $ 12,957,000     $ 12,957,000
      Earl S. Kim            12/29/95     MMDS     3       297,619           --       12,500,000       12,500,000
      Elleron                07/21/95     IVDS    12       450,240     2,223,000       9,728,501        9,728,501
      Shaker Partners        08/31/95     IVDS     9       286,865     2,538,000       7,320,039        7,320,039
      Rose Regency           06/09/95     IVDS     9       334,738     1,246,000       6,826,082        6,826,082
      Micro-Lite             08/31/95     MMDS    12       359,964           --        4,150,830        6,000,600
      WCI                    08/31/95     IVDS     3       214,414     1,545,000       5,119,281        5,119,281
      21st Century Inter-
        active               08/17/95     IVDS     7       189,516     1,476,000       4,635,232        4,635,232
      Interactive Innova-
        tions                08/31/95     IVDS     5       160,551     1,100,000       3,776,385        3,776,385
      Interactive Control    08/31/95     IVDS     2       160,268       570,000       3,241,667        3,241,667
      IVIDCO                 08/17/95     IVDS     4        90,343       565,000       2,071,018        2,071,018
      I.V.D.S. Co.           02/01/96     IVDS     1       713,737           --       11,898,000              --
      WCA                    08/31/95     IVDS     8       103,703       296,250       2,024,979        2,024,979
      P.A.W.                 08/31/95     IVDS     5        76,036       582,000       1,849,521        1,849,521
      Mager Corp., Inc.      08/31/95     IVDS     1        59,785       456,000       1,452,616        1,452,616
      21st Century Group     08/31/95     IVDS     5        66,143       268,000       1,370,604        1,370,604
      Bay Shore              08/31/95     IVDS     3        45,884       262,000       1,026,886        1,026,886
      Georgia Felger         08/31/95     IVDS     4        48,135       133,400         935,810          935,810
      Emerging Tech.         08/31/95     IVDS     1        34,340       240,000         812,448          812,448
      20th Century           05/31/96     IVDS     1         7,346        54,000         362,532              --
      Low Power T.V.         02/16/96       TV    30        44,991           --          750,000              --
-----------------------------------------------------------------------------------------------------------------
                                                                     $16,511,400    $ 94,809,431     $ 83,648,669

      Less portion of purchase price allocated to complete the
      minimum FCC required broadcast equipment build out                     --        4,600,080        4,600,080
-----------------------------------------------------------------------------------------------------------------

                                                                    $ 16,511,400    $ 90,209,351     $ 79,048,589
=================================================================================================================

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS

15.   SUBSEQUENT EVENTS (Continued)

      Broadcast Licenses (Continued)

      The licenses are subject to certain benchmark requirements established by the FCC relating to commencing service. Should the required FCC benchmarks not be met, the license involved could be forfeited. In addition, the original licenses were granted at a discounted price to qualified buyers. When the licenses are transferred to the Company the FCC may disallow this discount. If the discount is not approved by the FCC the Company will owe an additional $3,915,750. Also, the transfer of ownership of the licenses is subject to FCC approval.

      The Company has recorded the acquisition of the licenses at the liquidation value of the stock plus the debt assumed. Managements has estimated that the recoverable value of the licenses exceeds their recorded value. However, it is reasonably possible that the estimated value or the useful life of the licenses may change in the near term.

      Transfer of one of the licenses is dependent upon the completion of the build out of the equipment required by the FCC, unless a waiver is obtained from the FCC. The $4,600,080 of the purchase price allocated to broadcast equipment is the estimated cost to build out high power equipment. The cost of that equipment could increase by 400 percent should the geographical area require low power equipment rather than high power.

      Subsequent to year-end the Company and Micro-Lite Television revised the existing agreement to exchange certain television station licenses and therefore adjusted the purchase price to $4,150,830.

      LONG-TERM DEBT - INSTALLMENT OBLIGATIONS TO FCC

      In connection with the acquisition of broadcast licenses, the Company has agreed to assume related installment obligations to the FCC. The obligations are payable in quarterly installments of interest only through December 31, 1996 and in equal payments of principal and interest through December 31, 1999. Interest on the obligations varies per license from
      7.125 to 7.71 percent.

                                                   WINCOM CORP. AND SUBSIDIARIES
                                                   (A DEVELOPMENT STAGE COMPANY)

                                                   NOTES TO FINANCIAL STATEMENTS


      LONG-TERM DEBT - INSTALLMENT OBLIGATIONS TO FCC (CONTINUED)

      The following is a summary of the principal maturity of long-term debt during the next five years.

      Year Ending
      December 31,                                                     Amount
--------------------------------------------------------------------------------
         1997                                                        $ 4,309,070
         1998                                                          5,686,019
         1999                                                          6,516,561
--------------------------------------------------------------------------------

                                                                     $16,511,650
================================================================================

      Upon transfer of the licenses, the FCC may accelerate the required payments on this debt.

STRUTHERS INDUSTRIES, INC.
PROFORMA FINANCIAL INFORMATION
June 30, 1996

                                                                                      Sale of        Proforma           Proforma
BALANCE SHEET                                             Struthers      Wincom      Rose Intl.    Adjustments          Combined
                                                          ---------      ------      ----------    -----------          --------
ASSETS
Current Assets
   Cash                                                     582,981                    295,415                           287,566
   Equity securities                                        104,183                                                      104,183
   Receivables, net                                       1,555,029                  1,074,908     4,000,000 (2)       4,480,121
   Inventories                                            1,810,403                  1,695,417                           114,986
   Loans receivable                                                       164,371                                        164,371
   Other assets                                             149,880     1,173,589       36,544                         1,286,925
                                                         -----------------------------------------------------------------------
      Total Current Assets                                4,202,476     1,337,960    3,102,284     4,000,000           6,438,152

Property and equipment, net                               7,050,315     2,536,586    6,316,632                         3,270,269

Broadcast licenses                                                                                90,209,351 (4)      90,209,351
Deposits on broadcast equipment buildout                                                           4,600,080 (4)       4,600,080
Real estate held for investment                                         8,349,779                 20,637,894 (4)      28,987,673
Property rights                                                                                   12,000,030 (4)      12,000,030
Investment in unconsolidated related company                            8,141,532                                      8,141,532
Goodwill                                                  2,357,825                  2,357,825                                 0
Loans receivable from related parties                                   8,065,152                                      8,065,152
Other                                                       834,796       326,148      309,796                           851,148
                                                         -----------------------------------------------------------------------
      Total Assets                                       14,445,412    28,757,157   12,086,537   131,447,355         162,563,387
                                                         =======================================================================
LIABILITIES AND STOCKHOLDERS EQUITY
Current Liabilities
   Accounts payable and accrued liabilities               1,301,468     1,492,607      726,616                         2,067,459
   Accrued settlement                                     3,250,000                                                    3,250,000
   Debentures payable                                                     115,300                                        115,300
   Demand loans payable                                                   142,947                  1,600,000 (4)       1,742,947
   Bank overdraft                                                         151,937                                        151,937
   Current portion of long-term debt                        199,729                    100,567                            99,162
                                                         -----------------------------------------------------------------------
      Total Current Liabilities                           4,751,197     1,902,791      827,183     1,600,000           7,426,805

Long term obligations                                       710,276                    168,302    16,511,650 (4)      17,053,624

Minority interest                                           241,669                    241,669

Commitment and contingencies

Stockholders Equity
   Common stock and
      Additional paid in capital                         37,143,604       760,722                (29,284,984)(1)       8,619,342
   Preferred stock                                                     73,233,128                116,111,770 (4)     189,344,898
   Stock subscription receivable                           (210,000)     (135,010)                                      (345,010)
   Shares issued for future obligations                                (7,609,179)                                    (7,609,179)
   Shares issued to entities with a major
     IN investment in the Company's stock                             (10,743,022)                                   (10,743,022)
   Foreign currency translation adjustment                  (36,502)                   (36,502)                                0
   Accumulated deficit                                  (28,154,832)  (28,652,273)     (45,913)   28,108,919 (1)     (28,652,273)
                                                        ------------------------------------------------------------------------
      Total Stockholders Equity                           8,742,270    26,854,366      (82,415)  114,935,705         150,614,756

Total Liabilities and Stockholders Equity                14,445,412    28,757,157    1,154,739   133,047,355         175,095,185
                                                        =========================================================================

                                                                           Six months ended June 30, 1996
                                                                                       Sale of         Proforma         Proforma
STATEMENT OF OPERATIONS                              Struthers            Wincom     Rose Intl.       Adjustments       Combined
                                                     ---------            ------     ----------       -----------       --------
Revenues                                             4,139,790              7,310     3,445,951                           701,149

Cost of Sales                                        3,295,265                        2,554,466                           740,799
                                                   ------------------------------------------------------------------------------
   Gross profit                                        844,525              7,310       891,485                         1,743,320

Selling, General and Administrative                  1,226,426         11,655,284       594,398                        12,287,312
Interest                                               132,559                           27,051                           105,508
Settlement expense                                                                                                              0
Write-down on certain assets
Loss on sale of assets                                  73,700                                       (6,931,798)(2)    (6,858,098)
Equity in joint venture losses                          71,847                           71,847                                 0
Loss (gain) on equity securities                      (174,428)                        (167,172)                           (7,256)
Other income                                          (153,479)         2,181,980        (5,011)       (150,000)(3)     1,883,512
                                                   ------------------------------------------------------------------------------
                                                     1,176,625         13,837,264       521,113      (7,081,798)        7,410,978

Loss from continuing operations before
     income tax expense and minority interest         (332,100)       (13,829,954)      370,372       7,081,798        (5,667,658)
Income tax expense (benefit)                          (811,000)                        (811,000)                                0
                                                   ------------------------------------------------------------------------------
                                                       478,900        (13,829,954)    1,181,372       7,081,798        (5,667,658)
Minority interest                                      (39,669)                         (39,669)                                0
                                                   ------------------------------------------------------------------------------
Income (Loss) from continuing operations               439,231        (13,829,954)    1,141,703       7,081,798       (12,249,020)
                                                   ==============================================================================
                                                                           Year ended December 31, 1995
STATEMENT OF OPERATIONS
Revenues                                             1,623,694             11,530                                       1,635,224

Cost of Sales                                        1,563,933                                                          1,563,933
                                                   ------------------------------------------------------------------------------
   Gross profit                                         59,761             11,530                                          71,291

Selling, General and Administrative                  1,527,432          8,416,085                                       9,943,517
Interest                                                61,117                                                             61,117
Settlement expense                                   3,750,000                                                          3,750,000
Write-down on certain assets                         1,019,634          1,223,935                                       2,243,569
Loss on sale of assets                                                                               (6,931,798)(2)    (6,931,798)
Equity in joint venture losses                                                                                                  0
Loss (gain) on equity securities                        28,391                                                             28,391
Other (income)/expense                                (166,130)            40,984                      (300,000)(3)      (425,146)
                                                   ------------------------------------------------------------------------------
                                                     6,220,444          9,681,004                    (7,231,798)        8,669,650
Loss from continuing operations before
     income tax expense and minority interest       (6,160,683)        (9,669,474)                    7,231,798        (8,598,359)
Income tax expense (benefit)                         1,208,000                                                          1,208,000
                                                   ------------------------------------------------------------------------------
                                                    (7,368,683)        (9,669,474)                    7,231,798        (9,806,359)
Minority interest                                            0                                                                  0
                                                   ------------------------------------------------------------------------------
Loss from continuing operations                     (7,368,683)        (9,669,474)            0       7,231,798        (9,806,359)
                                                   ==============================================================================

Notes:

1. Adjustment to reflect the acquisition of WINCOM with WINCOM as the acquirer (reverse acquisition).

2. Assumes the sale of Rose International Ltd at the June 30 balance sheet date for a note receivable of $4,000,000.

3. Assumes that the note receivable of $4,000,000 bears interest at 7.5% per annum.

4.     Assumes the closing of the Struthers transaction.